UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 23, 2005

    New Commerce BanCorp
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-26061	58-2403844
(Commission File Number)	(IRS Employer Identification No.)

501 New Commerce Court, Greenville, South Carolina (Address of Principal Executive Offices)	29607 (Zip Code)

    (864) 297-6333
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

        On March 23, 2005, our shareholders approved the Agreement and Plan of Merger in which SCBT Interim Corporation, a wholly-owned subsidiary of South Carolina Bank & Trust, N.A. (“SCBT Bank”), a national banking association and a wholly-owned subsidiary of SCBT Financial Corporation, will merge with and into New Commerce Bancorp (“New Commerce”). Immediately thereafter, New Commerce and New Commerce Bank, N.A., a wholly-owned subsidiary of New Commerce, will merge with and into SCBT Bank. The merger is subject to regulatory approvals and is expected to close in the second quarter of 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COMMERCE BANCORP By: /s/ Frank W. Wingate Name: Frank W. Wingate Title: President and Chief Executive Officer

Dated: March 24, 2005

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